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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 22, 1999, included in PFSweb, Inc.'s Prospectus dated December 2, 1999 (File No. 333-87657), and to all references to our Firm included in this registration statement.


Dallas, Texas                                        /s/ ARTHUR ANDERSEN LLP
  June 23, 2000